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Deutsche Banc Alex. Brown


Deutsche Banc Alex. Brown Cash Reserve Fund, Inc.

Supplement dated September 17, 2001 to Statement of Additional Information dated August 1, 2001, related to Prospectus dated August 1, 2001 for:

Cash Reserve Shares
(Prime Series, Treasury Series, Tax-Free Series)

Institutional Shares
(Prime Series, Treasury Series, Tax-Free Series)

The following supplements the 'Investment Program - Treasury Series' section in the Funds' Statement of Additional Information until October 1, 2001, or such earlier date as the Advisor to the Fund may determine:

The Treasury Series may invest up to 10% of its total assets in non-affiliated money market funds with investment objectives and policies that are comparable to those of the Treasury Series. The Treasury Series will invest only in non-affiliated money market mutual funds that maintain a 'AAA' rating by a nationally recognized statistical ratings organization ('NRSRO').



               Please Retain This Supplement for Future Reference


Deutsche Banc Alex. Brown Cash Reserve Fund, Inc.

CUSIPs:

014.471.205
014.470.504









                                                          Deutsche Bank (LOGO)